F/m US Treasury 6 Month Bill ETF
Schedule of Investments
November 30, 2025 (Unaudited)

U.S. TREASURY BILLS - 100.0%	Par	Value
3.95%, 12/02/2025 (a)	$2,250,000	$2,249,757
3.72%, 05/28/2026 (a)(b)	769,115,000	755,236,496
TOTAL U.S. TREASURY BILLS (Cost $757,472,956)		757,486,253

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 34.3%	Par / Shares	Value
Money Market Funds - 1.3%
Goldman Sachs Square Government Fund - Institutional Class, 3.93% (c)	9,830,462	9,830,462

Repurchase Agreements - 33.0%
JP Morgan Securities LLC, 4.16%, dated 02/25/2025, matures 02/26/2026, repurchase price $151,560,000 (collateralized by collateralized loan obligations, 1.842%-6.334%, matures 4/20/2031-10/20/2038: total value $150,484,709)	150,000,000	150,000,000
MUFG Securities (Canada), 4.10%, dated 07/01/2025, matures 01/08/2026, repurchase price $100,466,944 (collateralized by equities: total value $100,318,484)	100,000,000	100,000,000
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $259,830,462)		259,830,462

TOTAL INVESTMENTS - 134.3% (Cost $1,017,303,418)		1,017,316,715
Liabilities in Excess of Other Assets - (34.3)% )		(259,871,001)
TOTAL NET ASSETS - 100.0%		$757,445,714

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
OBFR - Overnight Bank Funding Rate

(a)	The rate shown is the annualized yield as of November 30, 2025.
(b)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $536,164,355.
(c)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

F/m US Treasury 6 Month Bill ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Bills	$–	$757,486,253	$–	$757,486,253
Investments Purchased with Proceeds from Securities Lending	9,830,462	250,000,000	–	259,830,462
Total Investments	$9,830,462	$1,007,486,253	$–	$1,017,316,715

Refer to the Schedule of Investments for further disaggregation of investment categories.